 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

Merger Agreement Amendment
On October 16, 2018, Apricus Biosciences, Inc. (the “Company”), Arch Merger Sub, Inc. (“Merger Sub”) and Seelos Therapeutics, Inc. (“Seelos”) entered into Amendment No. 1 to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) made and entered as of July 30, 2018, by and among the Company, Merger Sub and Seelos (the “Amendment”), whereby the following amendments were agreed upon by the parties: (i) the reference to “$11,470,000” in the definition of “Apricus Pre-Money Valuation” in Exhibit A of the Merger Agreement was amended and restated to read “$13,000,000”, and (ii) the reference to “November 30, 2018” in Section 9.1(b) of the Merger Agreement, pertaining to the “End Date” by which the transactions contemplated by the Merger Agreement shall have been consummated was amended and restated to read “December 31, 2018”.

Securities Purchase Agreement
On October 16, 2018, the Company and Seelos entered into that certain Securities Purchase Agreement (the “Purchase Agreement” and the transactions contemplated thereby, the “Financing”) with certain accredited investors (the “Investors”) pursuant to which, among other things, (i) Seelos agreed to sell to the Investors an aggregate of 1,187,336 shares of Seelos’ common stock (the “Initial Shares”) and deposit an additional 1,187,336 shares of Seelos' common stock into escrow for the benefit of the Investors if the volume-weighted average closing trading price of a share of the Company’s common stock as quoted on the Nasdaq Capital Market ("Nasdaq") for the first three trading days immediately following the closing date of the Financing is lower than the price paid by the Investors for the Initial Shares (the “Additional Shares” and together with the Initial Shares the “Seelos Financing Shares”), and (ii) the Company agreed to issue warrants representing the right to acquire an amount of Company common stock up to the amount issuable in exchange for 80% of the Seelos Financing Shares upon consummation of the merger pursuant to the Merger Agreement (the “Merger”), as further described below (the “Series A Warrants”), and additional warrants to purchase shares of Company common stock, as further described below (the “Series B Warrants” together with the Series A Warrants, the “Investor Warrants” and, together with the Seelos Financing Shares, the “Purchased Securities”), and the Investors agreed to purchase the Purchased Securities, for an aggregate purchase price of approximately $18.0 million (the “Purchase Price”).
Upon the consummation of the Merger, the Initial Shares will automatically be converted into the right to receive a number of shares of Company common stock equal to the exchange ratio in the Merger (the “Converted Initial Shares”). Further, upon consummation of the Merger, the Additional Shares placed into escrow will automatically be converted into the right to receive a number of shares of Company common stock equal to the exchange ratio in the Merger (the “Converted Additional Shares”). The number of Converted Additional Shares issuable to the Investors pursuant to the Purchase Agreement will be determined by subtracting (i) the aggregate number of shares of Company common stock issued in exchange for the Initial Shares (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits and similar events) from (ii) the quotient determined by dividing (a) the aggregate Purchase Price by (b) 80% of the average of the volume-weighted average price of a share of Company common stock as quoted on Nasdaq for the first three trading days immediately following the closing date of the Financing. Notwithstanding the foregoing, no Converted Additional Shares will be issued to Investors to the extent such issuance would result in such Investor, together with its affiliates and any other person whose beneficial ownership of Company common stock would be aggregated with such Investor for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, beneficially owning in excess of 4.99% or 9.99% of the outstanding common stock of the Company (including the shares of common stock issuable upon such exercise), as such percentage ownership is determined in accordance with the terms of the Purchase Agreement. In the event that the Company fails to timely deliver any of the Converted Initial Shares or Converted Additional Shares then the Company shall be obligated to pay the affected Investor on each day while such failure is continuing an amount equal to 1.5% of the market value of the undelivered shares determined using any trading price of Company common stock selected by the holder while the failure is continuing and if an affected Investor purchases shares of Company common stock in connection with such failure (“Buy-In Shares”), then the Company must, at such Investor’s discretion, reimburse such Investor for the cost of such Buy-In Shares or deliver the owed shares and reimburse the Investor for the difference between the price such Investor paid for the Buy-In Shares and the market price of such shares, measured at any time of such Investor’s choosing while the delivery failure was continuing. Any Converted Additional Shares not issuable to the Investors will be returned to the Company as treasury shares.
Pursuant to the Purchase Agreement, at any time during the period commencing from the six month anniversary of the closing date of the Financing and ending at such time that all of the shares of the Company common stock issued or issuable in the Financing, if a registration statement is not available for the resale of such shares, may be sold without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and without the requirement to be in compliance with Rule 144(c)(1), if the Company (i) shall fail for any reason to satisfy the requirements of Rule 144(c)(1) under the Securities Act, including, without limitation, the failure to satisfy the current public information requirements under

Rule 144(c) under the Securities Act or (ii) has ever been an issuer described in Rule 144(i)(1)(i) under the Securities Act or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) under the Securities Act (each, a “Public Information Failure”), then the Company shall pay to each holder of Purchased Securities an amount equal to 1.0% of such holder’s pro rata portion of the Purchase Price on the day of such Public Information Failure and on every thirtieth day thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Purchased Securities from selling such Purchased Securities pursuant to Rule 144 under the Securities Act without any restrictions or limitations.
The Purchase Agreement contains customary representations and warranties of Seelos, the Company and the Investors. Each Investor’s obligation to purchase the Purchased Securities pursuant to the Purchase Agreement is subject to the satisfaction or waiver of certain conditions, including:

•
Seelos and the Company executing and delivering each other document required to be delivered under the Purchase Agreement, including a registration rights agreement providing certain registration rights to the Investors (the “Registration Rights Agreement”) and one or more escrow agreements with respect to the Additional Shares (each, an “Escrow Agreement”);

•	the representations and warranties made by Seelos and the Company being true and correct as of the date when made and as of the closing date of the Financing;

•	receiving legal opinions from Paul Hastings LLP, Latham and Watkins LLP and Brownstein Hyatt Farber Schreck LLP;

•	receiving an acknowledged copy of the irrevocable transfer agent instructions delivered to Company’s transfer agent;

•
the Company obtaining any and all stockholder approvals required by Nasdaq with respect to the issuances of the Converted Additional Shares and the Investor Warrants and the shares of Company common stock upon exercise thereof without giving effect to any limitation on exercise contained therein; and

•	receiving a certificate evidencing the formation and good standing of Seelos and the Company.
Seelos’ obligation to sell the Seelos Financing Shares and the Company’s obligation to issue the Series A Warrants and the Series B Warrants to each Investor pursuant to the Purchase Agreement is subject to the satisfaction or waiver of certain conditions, including:

•	such Investor executing and delivering each other document required to be delivered under the Purchase Agreement, including the Registration Rights Agreement and such Investor's Escrow Agreement;

•	such Investor delivering to Seelos its pro rata portion of the Purchase Price;

•	the representations and warranties made by such Investor being true and correct as of the date when made and as of the closing date of the Financing;

•
such Investor having performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Purchase Agreement to be performed, satisfied or complied with by such Investor at or prior to the closing of the Financing; and

•	the satisfaction or waiver of each of the conditions precedent to the closing of the merger contained in the Merger Agreement.
The representations and warranties contained in the Purchase Agreement will survive the closing of the Financing.
The Purchase Agreement restricts the Company from filing a registration statement or any amendment or supplement thereto, causing any registration statement to be declared effective by the SEC, or granting any registration rights, in each case subject to certain limited exceptions, until the date that is 30 days after the earliest of (i) such time as all of the shares of Company common stock issued or issuable in the Financing may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (ii) the one year anniversary of the closing date of the Financing, and (iii) the date that the first registration statement registering for resale shares of Company common stock issued or issuable in the Financing has been declared effective by the SEC; provided, that this clause (iii) shall only apply if there are no shares held by the Investors left unregistered due to a limitation on the maximum number of shares of Company common stock permitted to be registered by the staff of the SEC pursuant to Rule 415 under the Securities Act (the earliest of (i), (ii) and (iii), the "Trigger Date").
Pursuant to the Purchase Agreement, until the Trigger Date, subject to certain exceptions, neither Seelos nor the Company may (i) offer, sell, grant any option to purchase, or otherwise dispose of any of its or its subsidiaries’ debt, equity or equity equivalent securities, including any debt, preferred stock or other instrument or security that is convertible into or exchangeable or exercisable for Seelos common stock, Company common stock or equivalent securities, including any rights, warrants or options to subscribe for or purchase Seelos common stock or Company common stock or convertible into or exchangeable or exercisable for Seelos common stock or Company common stock at a price which varies or may vary with the market price of Seelos common stock or Company common stock, including by way of one or more reset(s) to any fixed price (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement"), or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing.
Additionally, until the date that is three years following the closing date of the Financing, subject to certain exceptions, Seelos, the Company and each of their subsidiaries shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a transaction in which Seelos, the Company or any of their subsidiaries (i) issues or sells any stock or securities convertible into or exercisable or exchangeable for Seelos common stock or Company common stock (“Convertible Securities”) either (a) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Seelos common stock or Company common stock at any time after the initial issuance of such Convertible Securities, or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of Seelos or the Company or the market for Seelos common stock or Company common stock, other than pursuant to a customary "weighted average" anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby Seelos, Company or any of their subsidiaries may sell securities at a future determined price (other than standard and customary "preemptive" or "participation" rights); provided, however, that following the date that is 90 days after the Trigger Date, such restriction shall not extend to an "at-the-market" offering.
The Purchase Agreement may be amended only by an instrument in writing signed by Seelos, the Company and the holders of at least a majority of the aggregate amount of Purchased Securities issued and issuable pursuant to the Purchase Agreement, the Series A Warrants and the Series B Warrants, and shall include the lead investor, so long as the lead investor or any of its affiliates holds any Purchased Securities, provided, that any such amendment or waiver that that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. No provision of the Purchase Agreement may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.
Upon written notice by the non-breaching party, the Purchase Agreement may be terminated and the sale and purchase of the Purchased Securities abandoned if the closing of the Financing has not occurred on or before December 31, 2018 due to any party’s failure to satisfy the conditions to closing.
Series A Warrants
The Series A Warrants will have an initial exercise price equal to 125% of the lesser of (i) $15.16 as adjusted for the Merger exchange ratio and (ii) 80% of the average of the volume-weighted average price of a share of Company common stock as quoted on Nasdaq for the first three trading days immediately following the closing date of the Financing, will be immediately exercisable and will have a term of 5 years from the date of issuance. The Series A Warrants will be initially exercisable for an amount of Company common stock up to the amount issuable upon consummation of the Merger in exchange for 80% of the Seelos Financing Shares purchased by the holder.
The Series A Warrants will provide that, for the first three years following the issuance of the Series A Warrants, if the Company issues or sells, or is deemed to have issued or sold, any shares of Company common stock for a price per share lower than the exercise price then in effect, subject to certain limited exceptions, then the exercise price of the Series A Warrants shall be reduced to such lower price per share. If the Company issues or sells, or is deemed to have issued or sold any shares of Company common stock for a price per share lower than the exercise price then in effect after the first three years following the issuance of the Series A Warrants, subject to certain limited exceptions, then the exercise price of the Series A Warrants shall be reduced to an amount equal to the product of (i) the exercise price then in effect and (ii) the quotient determined by dividing (a) the sum of (x) the product derived by multiplying the exercise price then in effect and the number of shares of Company common stock outstanding immediately prior to the new issuance plus (y) the consideration received by the Company for the new issuance, by (b) the product derived by multiplying (x) the exercise price then in effect by (y) the number of shares of Company common stock outstanding immediately after the new issuance. In addition, the exercise price and the number of shares of Company common stock issuable upon exercise of the Series A Warrants will also be subject to adjustment in connection with stock splits, dividends or distributions or other similar transactions.
Additionally, every ninth trading day up to and including the 45th trading day (each, a “Reset Date”) following (i) each date on which a registration statement registering any registrable securities for resale by a holder of Purchased Securities is declared effective or is available for use, (ii) if there is no registration statement registering all of the shares issuable upon exercise of the Series A Warrants and the Series B Warrants, the earlier to occur of (a) the first date on which the holders can sell all the shares issuable upon exercise of the Series A Warrants and the Series B Warrants without restriction or limitation pursuant to Rule 144 under the Securities Act and (b) the six month anniversary of the closing date of the Financing (such earlier date, the “Six Month Reset Date”) and (iii) in the event of a Public Information Failure at any time following the Six Month Reset Date, then the earlier to occur of (1) the date the Public Information Failure is cured and no longer prevents the holder from selling all of the shares issuable upon exercise of the Series A Warrants and the Series B Warrants pursuant to Rule 144 without restriction or limitation, (2) the first date on which the holders can sell all the shares issuable upon exercise of the Series A Warrants and the Series B Warrants without restriction or limitation pursuant to Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1), and (3) the one year anniversary of the closing date of the Financing (such 45 day period, the “Reset Period”), the exercise price will be adjusted to be the lesser of (i) the exercise price then in effect and (ii) 125% of 80% of the average of the five lowest volume-weighted average closing trading prices of a share of Company common stock as quoted on Nasdaq during the applicable Reset Period to date and the number of shares of Company common stock issuable upon exercise of the Series A Warrants will be proportionally increased accordingly.
Pursuant to the Series A Warrants, the Company will agree not to enter into, allow or be party to certain fundamental transactions, generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of Company common stock (a “Fundamental Transaction”) until the 45th trading day immediately following the earlier to occur of (i) the first date on which the holders can sell all the shares issuable upon exercise of the Series A Warrants and the Series B Warrants without restriction or limitation pursuant to Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) and (ii) the one year anniversary of the closing date of the Financing (the “Reservation Date”). Thereafter, the Company will agree not to enter into or be party to a Fundamental Transaction unless the successor entity in such transaction assumes in writing all of the obligations of the Company under the Series A Warrants and the other Financing documents, upon which the Series A Warrants shall become exercisable for shares of Company common stock, shares of the common stock of the successor entity or the consideration that would have been issuable to the holders had they exercised the Series A Warrants prior to such Fundamental Transaction, at the holders’ election. Additionally, if the Successor Entity is a publicly traded corporation, the holders may elect to receive an equivalent security of the Successor Entity, in exchange for the Series A Warrants. Any security issuable or potentially issuable to the holder pursuant to the terms of the Series A Warrants on the consummation of a Fundamental Transaction must be registered and freely tradable by the holder without any restriction or limitation or the requirement to be subject to any holding period pursuant to any applicable securities laws.
Additionally, at the request of a holder delivered before the 90th day after the consummation of a Fundamental Transaction, the Company or the successor entity must purchase such holder’s warrant for the value calculated using the Black-Scholes option pricing model as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated.
The Series A Warrants will also contain a “cashless exercise” feature that allows the holders to exercise the Series A Warrants without making a cash payment in the event that there is no effective registration statement registering the shares issuable upon exercise of the Series A Warrants. The Series A Warrants will be subject to a blocker provision which restricts the exercise of the Series A Warrants if, as a result of such exercise, the holder, together with its affiliates and any other person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would beneficially own in excess of 4.99% or 9.99% of the outstanding common stock of the Company (including the shares of common stock issuable upon such exercise), as such percentage ownership is determined in accordance with the terms of the Series A Warrants.
If the Company fails to issue to a holder of Series A Warrants the number of shares of Company common stock to which such holder is entitled upon such holder’s exercise of the Series A Warrants, then the Company shall be obligated to pay the holder on each day while such failure is continuing an amount equal to 1.5% of the market value of the undelivered shares determined using any trading price of Company common stock selected by the holder while the failure is continuing and if the holder purchases shares of Company common stock in connection with such failure (“Series A Buy-In Shares”), then the Company must, at the holder’s discretion, reimburse the holder for the cost of such Series A Buy-In Shares or deliver the owed shares and reimburse the holder for the difference between the price such holder paid for the Series A Buy-In Shares and the market price of such shares, measured at any time of the holder’s choosing while the delivery failure was continuing.

Further, the Series A Warrants will provide that, in the event that the Company does not have sufficient authorized shares to deliver in satisfaction of an exercise of a Series A Warrant, then unless the holder elects to void such attempted exercise, the holder may require the Company to pay an amount equal to the product of (i) the number of shares that the Company is unable to deliver and (ii) the highest volume-weighted average price of a share of Company common stock as quoted on Nasdaq during the period beginning on the date of such attempted exercise and ending on the date that the Company makes the applicable payment.
Series B Warrants
The Series B Warrants will have an exercise price of $0.001, will be immediately exercisable and will expire on the day following the later to occur of (i) the Reservation Date, and (ii) the date on which the Series B Warrants have been exercised in full (without giving effect to any limitation on exercise contained therein) and no shares remain issuable thereunder. The Series B Warrants will be initially exercisable for no shares of Company common stock. On each Reset Date, the number of shares issuable upon exercise of the Series B Warrants shall be increased to the number (if positive) obtained by subtracting (i) the number of shares of Company common stock exchanged pursuant to the exchange ratio for Seelos Financing Shares purchased by such holder, from (ii) the quotient determined by dividing (a) the pro rata portion of the Purchase Price paid by such holder by (b) 80% of the average of the five lowest volume-weighted average closing trading price of a share of Company common stock as quoted on Nasdaq during the applicable Reset Period to date.
Pursuant to the Series B Warrants, the Company will also agree not to enter into, allow or be party to a Fundamental Transaction until the Reservation Date. Thereafter, the Company agreed not to enter into or be party to a Fundamental Transaction unless the successor entity in such transaction assumes in writing all of the obligations of Company under the Series B Warrants and the other Financing documents, upon which the Series B Warrants shall become exercisable for shares of Company common stock, shares of the common stock of the successor entity or the consideration that would have been issuable to the holders had they exercised the Series B Warrants prior to such Fundamental Transaction, at the holders’ election. Additionally, if the Successor Entity is a publicly traded corporation, the holders may elect to receive an equivalent security of the Successor Entity, in exchange for the Series B Warrants. Any security issuable or potentially issuable to the holder pursuant to the terms of the Series B Warrants on the consummation of a Fundamental Transaction must be registered and freely tradable by the holder without any restriction or limitation or the requirement to be subject to any holding period pursuant to any applicable securities laws.
The Series B Warrants will also contain a “cashless exercise” feature that allows the holders to exercise the Series B Warrants without making a cash payment. The Series B Warrants will be subject to a blocker provision which restricts the exercise of the Series B Warrants if, as a result of such exercise, the holder, together with its affiliates and any other person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would beneficially own in excess of 4.99% or 9.99% of the outstanding common stock of the Company (including the shares of common stock issuable upon such exercise), as such percentage ownership is determined in accordance with the terms of the Series B Warrants.
If the Company fails to issue to a holder of Series B Warrants the number of shares of Company common stock to which such holder is entitled upon such holder’s exercise of the Series B Warrants, then the Company shall be obligated to pay the holder on each day while such failure is continuing an amount equal to 1.5% of the market value of the undelivered shares determined using any trading price of Company common stock selected by the holder while the failure is continuing and if the holder purchases shares of Company common stock in connection with such failure (“Series B Buy-In Shares”), then the Company must, at the holder’s discretion, reimburse the holder for the cost of such Series B Buy-In Shares or deliver the owed shares and reimburse the holder for the difference between the price such holder paid for the Series B Buy-In Shares and the market price of such shares, measured at any time of the holder’s choosing while the delivery failure was continuing.
Further, in the event that the Company does not have sufficient authorized shares to deliver in satisfaction of an exercise of a Series B Warrant, then unless the holder elects to void such attempted exercise, the holder may require the Company to pay an amount equal to the product of (i) the number of shares that the Company is unable to deliver and (ii) the highest volume-weighted average price of a share of Company common stock as quoted on Nasdaq during the period beginning on the date of such attempted exercise and ending on the date that the Company makes the applicable payment.
Registration Rights Agreement
In connection with the Financing, the Company entered into the Registration Rights Agreement with the Investors. Pursuant to the Registration Rights Agreement, the Company is required to file an initial resale registration statement with respect to shares of Company capital stock (the “Registrable Securities”), held by or issuable to the Investors, within 10 days of the closing of the Financing. Additionally, the Company is required to file additional resale registration statements with respect to the Registrable Securities within 30 days of each End Reset Date, to the extent that such Registrable Securities are not already registered for resale on a prior registration statement. The Company will be required to use commercially reasonable efforts to maintain the effectiveness of these registration statements until the Registrable Securities covered by these registration statements have been disposed of or are no longer Registrable Securities.

If the Company fails to file and obtain and maintain effectiveness of the resale registration statements required under the Registration Rights Agreement or fails, subject to limited grace periods, to maintain the effectiveness of the resale registration statements, then the Company shall be obligated to pay to each affected holder of Registrable Securities an amount equal to 1.0% of the aggregate Purchase Price of such Investor's Registrable Securities whether or not included in such registration statement on each of the day of such failure and on every thirtieth day thereafter (pro-rated for periods of less than thirty days) until the date such failure is cured.

These registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations, including the Company’s right to withdraw a registration statement under certain circumstances. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions.

Lock-up Agreements
In connection with the Financing, the Company and Seelos will enter into lock-up agreements (the “Lock-Up Agreements”) with each officer, director or other person that will be subject to Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Company immediately following the consummation of the Merger (the “Lock-Up Parties”), pursuant to which each of the Lock-Up Parties will agree that until the date that is 30 calendar days after the Trigger Date, subject to certain customary exceptions, such Lock-Up Party will not and will cause its affiliates not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Seelos or Apricus common stock or common stock equivalents, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Party’s shares of Seelos or Apricus common stock or common stock equivalents, (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Seelos or Apricus common stock or common stock equivalents or publicly disclose the intention to do any of the foregoing.

Transaction Documents

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and ROTH Capital Partners, LLC acting as exclusive placement agent. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Amendment, the Purchase Agreement, the form of Escrow Agreement, the form of Lock-Up Agreement, the form of Investor Warrants and the Registration Rights Agreement are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 15, 2018, the board of directors of the Company determined that it was in the best interests of the Company and its stockholders to amend the Fourth Amended and Restated Bylaws of the Company (as amended, the “Bylaws”), and by resolution authorized, approved and adopted an amendment to the Bylaws (the “Bylaw Amendment”). The Bylaw Amendment became effective on October 16, 2018, upon executing the Amendment.

The Bylaw Amendment adds a new Article XVI to confirm that the controlling interest statutes set forth in the Nevada Revised Statutes Sections 78.378 through 78.3793, inclusive, are not applicable to the Merger Agreement, the Purchase Agreement and the transactions contemplated thereby.

The above description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaw Amendment, which is attached hereto as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated October 16, 2018, by and among Apricus Biosciences, Inc., Arch Merger Sub, Inc. and Seelos Therapeutics, Inc.
3.1	Bylaw Amendment
4.1	Form of Investor Warrants
4.2	Registration Rights Agreement, dated as of October 16, 2018, by and among Apricus Biosciences, Inc. and certain investors named therein.
10.1	Securities Purchase Agreement, dated as of October 16, 2018, by and among Apricus Biosciences, Inc., Seelos and certain investors named therein.
10.2	Form of Escrow Agreement
10.3	Form of Lock-Up Agreement

Forward Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” , or expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include the completion of the sale of the Company’s securities and the amount and use of the expected net proceeds therefrom, and the potential completion of the proposed merger. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Company’s business, including, without limitation: the satisfaction of customary closing conditions related to the sale of the Company’s securities, the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely or at all obtain shareholder approval for the transaction; uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Seelos to consummate the proposed merger and other risks detailed in the periodic reports the Company files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

No Offer or Solicitation; Important Additional Information Filed with the SEC

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger pursuant to the Merger Agreement, the Company has filed a registration statement on Form S-4 containing a proxy statement and prospectus with the SEC, but the registration statement has not yet become effective. Investors and shareholders may obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Before making any voting or investment decision, investors and shareholders are urged to read the proxy statement/prospectus (including any amendments or supplements thereto) and any other relevant documents that the Company may file with the SEC when they become available because they will contain important information about the proposed merger.

Participants in the Solicitation

The Company and Seelos, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form

10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, and the definitive proxy statement for the Company’s 2018 annual meeting of shareholders, filed with the SEC on April 6, 2018. Additional information regarding these persons and their interests in the transaction are included in the proxy statement/prospectus relating to the merger referred to above. These documents can be obtained free of charge from the sources indicated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: October 16, 2018	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary